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                                                                    EXHIBIT 23.2



             CONSENT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 11, 2000, appearing on page F-2 of the Annual Report on Form 10-K of Qualstar Corporation for the year ended June 30, 2000.

                                    /s/  ERNST & YOUNG LLP

Woodland Hills, California
May 11, 2001